Exhibit 24


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                       /s/ Philip B. Fletcher
                                                       ---------------------
                                                       Philip B. Fletcher

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                        /s/ C. M. Harper
                                                        ---------------------
                                                        C. M. Harper

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                    /s/ Robert A. Krane
                                                   ---------------------
                                                   Robert A. Krane

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                     /s/ Mogens C. Bay
                                                     ---------------------
                                                     Mogens Bay

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                    /s/ Gerald Rauenhorst
                                                    ---------------------
                                                    Gerald Rauenhorst

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                 /s/ Carl E. Reichardt
                                                 ---------------------
                                                 Carl E. Reichardt

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                      /s/ Ronald W. Roskens
                                                    ---------------------
                                                     Ronald W. Roskens

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as her true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for her and in her name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 13th day of February, 1998.

                                                    /s/ Marjorie M. Scardino
                                                  ---------------------
                                                  Marjorie M. Scardino

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                     /s/ Walter Scott, Jr.
                                                    ---------------------
                                                   Walter Scott, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                      /s/ Kenneth E. Stinson
                                                      ---------------------
                                                      Kenneth E. Stinson

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as her true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for her and in her name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 13th day of February, 1998.

                                                       /s/ Jane J. Thompson
                                                       ---------------------
                                                       Jane J. Thompson

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                  /s/ Frederick B. Wells
                                                 ---------------------
                                                 Frederick B. Wells

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                   /s/ Thomas R. Williams
                                                   ---------------------
                                                   Thomas R. Williams

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints Bruce C. Rohde and James P. O'Donnell as his true and lawful attorneys-in-fact and agents, each having and each of them, full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 9,000,000 shares of common stock of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of February, 1998.

                                                 /s/ Clayton K. Yeutter
                                                ---------------------
                                                Clayton K. Yeutter